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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


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                         DATE OF REPORT: JUNE 19, 1997


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                       HUNTINGTON BANCSHARES INCORPORATED
             (Exact Name of Registrant as specified in its charter)


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   Maryland                       0-2525                      31-0724920
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(State or other            (Commission File No.)            (IRS Employer
jurisdiction of                                          Identification Number)
incorporation or
organization)


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                               Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)


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ITEM  5.  OTHER EVENTS.

         Huntington Bancshares Incorporated announced today that it is temporarily reactivating its stock repurchase program for the limited purpose of acquiring no more than 550,000 shares of Huntington Common Stock by means of open market or privately negotiated transactions at prevailing market prices. The shares will be acquired prior to the consummation of, and used solely in connection with, the acquisition of The Bank of Winter Park.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED


Date:    June 23, 1997                      By:  /s/ Gerald R. Williams
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                                                 Gerald R. Williams, Executive
                                                 Vice President and Chief
                                                 Financial Officer